EXHIBIT 23.1
                  Consent of Malone & Bailey, PLLC.

                    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
 LS Capital Corporation

We consent to the incorporation by reference in this Registration Statement of LS Capital Corporation on Form
S-8 of our report dated October 3, 1996, appearing in Form
10-K of LS Capital Corporation for the year ended June 30,
1996.


                                /S/Malone & Bailey, PLLC